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                                                                   Exhibit 10(n)

                         MASTER LEASE PURCHASE AGREEMENT

                  THIS AGREEMENT is entered into the 21st day of November, 1995 between METLIFE CAPITAL CORPORATION ("Lessor") whose address is 10900 N.E. 8th Street, mailing address C-97550, Bellevue, Washington 98009 and AMSCAN INC., a New York Subchapter "S" corporation ("Co-Lessee"), DECO PAPER PRODUCTS, INC., a Kentucky corporation ("Co-Lessee"), KOOKABURRA USA, LTD., a New York corporation ("Co-Lessee") and TRISAR, INC., a California corporation ("Co-Lessee") ("Lessee") whose address is (addresses as per the attached).

                  Lessor and Lessee from time to time may enter into written agreements in the form of "Lease Purchase Addenda" for the leasing of equipment by Lessor to Lessee. To facilitate such transactions, Lessor and Lessee are entering into this Master Lease Purchase Agreement (the "Master Lease"), the terms and provisions of which shall be incorporated by reference in each such Lease Purchase Addendum, and they MUTUALLY AGREE AS FOLLOWS:

1.       Lease Purchase Addendum

                  If Lessor agrees to lease equipment when requested by Lessee, the parties shall sign a Lease Purchase Addendum ("Addendum") setting forth the particulars regarding the transaction, including, without limitation, the list of Items of equipment (individually, an "Item" and, collectively, the "Equipment"), the prices of each Item (including disclosure of all rebates, discounts and other incentives received or receivable with respect thereto). "Related Costs," including taxes, transportation, installation and other applicable costs, the aggregate of the foregoing ("Total Cost"), length of the Basic Term, rental rates, purchase and renewal options, if any, and other applicable provisions. "Cost of an Item" shall mean the price of the Item plus its applicable portion of Related Costs. In the absence of a signed Addendum, this Master Lease shall not constitute a lease or a commitment by either party to enter into a lease.

2.       Request to Lease; Equipment Acceptance

                  (a) REQUEST; SPECIFICATIONS. Signing an Addendum shall constitute the request from Lessee to Lessor to lease the Equipment, and the Addendum and this Master Lease shall constitute the lease and agreement (the "Lease") regarding the Equipment. As security for all obligations of Lessee to Lessor now existing or hereafter arising under this Lease, Lessee grants Lessor a security interest in all Equipment. At the time of signing the Addendum, Lessee shall furnish Lessor detailed specifications ("Specifications") of the Items, including descriptions, prices, delivery terms and instructions, installation provisions and all other applicable specifications. Lessee assumes full responsibility with respect to the selection of Items supplied for lease and the specification thereof; the Lessor


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shall have no liability or responsibility with respect thereto regardless of whether the Specifications prove inadequate for the intended purpose or use.

                  (b) INSPECTION; ACCEPTANCE. It is Lessee's responsibility to receive and promptly inspect and test each Item tendered for delivery by a supplier and the installation thereof. Lessee shall give Lessor written notice of acceptance of an Item as soon as it can be determined that the Item and its installation are in compliance with Specifications. As between Lessee and Lessor, the giving of such written notice shall constitute Lessee's irrevocable acceptance of the Item or Items designated in the notice, whether or not such Items or their installation are defective in any respect, and notwithstanding any failure of an Item or its installation to conform to Specifications, without prejudice however to rights which Lessor and Lessee, or either of them, may have against any other person, whether with respect to design, manufacture, condition or otherwise.

                  (c) PURCHASE CUT-OFF DATE. If, by the "Purchase Cut-Off Date" set forth in an Addendum, Lessee shall not have given Lessor written notice of acceptance of an Item, Lessor shall have no obligation to lease the Item to Lessee. In such event, Lessee shall immediately pay all accrued Interim Rental and reimburse Lessor for all sums Lessor may have paid for with respect to the Item and for all Lessor's costs and expenses with respect thereto, and Lessee shall indemnify and defend Lessor against and hold Lessor harmless from any and all cost, expense, loss, liability and damage that Lessor may suffer or that may be asserted against Lessor by reason of Lessor's failure or refusal to lease such Item. Any such Item shall be deemed to be deleted from the Addendum and no longer included in the Equipment.

                  (d) CONDITIONS PRECEDENT. Lessee shall deliver to Lessor such further instruments, documents and certifications as Lessor reasonably may request, including, without limitation evidences of authority (e.g., corporate certificates, corporate resolutions, partnership documents and authorizations), evidence of insurance, purchase orders and acceptances thereof, purchase and sale agreements and financial information, and instruments and documents to implement, perfect or continue the perfection of Lessor's rights and remedies as Lessor of the Equipment, including Uniform Commercial Code forms. Lessee's delivery of the foregoing and of the Specifications are conditions precedent to any obligation of Lessor to make any commitments to pay for the Equipment or any Item.

                  (e) SUPPLEMENTAL LEASE REQUEST. If at any time prior to the Closing Date Lessee requests Lessor to add further Items to the Equipment, and if Lessor so agrees, Lessee shall execute a Lease Purchase Addendum Supplement in a form supplied by Lessor, which shall become part of the Addendum, subject to all of its provisions and the provisions of this Master Lease, and the Equipment specified therein shall be Items of Equipment under the Lease.


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                  (f) CLOSING. Following the date ("Closing Date") which is the earlier of (i) the date Lessee gives Lessor written notice of acceptance of the last Item or (ii) the Purchase Cut-Off Date (or on such other day as is mutually agreed), Lessor shall send Lessee a Closing Schedule ("Schedule"), setting forth any adjustments to descriptions and Costs of Items and Total Cost and confirming the Closing Date, amount of Periodic Rental installments, payment schedules, and insurance requirements. Lessee's signature on any such Schedule shall signify the Lessee's agreement that the Schedule is correct. Notwithstanding any discrepancies or disagreements between Lessor and Lessee regarding the Schedules, Lessee shall pay all rentals as they become due in accordance with the terms and conditions of the Lease. If Lessee establishes an error that affects the amount of rentals, Lessor shall give Lessee a credit for any overpayment of rentals, and Lessee promptly shall pay Lessor any underpayments. The Schedules are incorporated herein by reference.

3.       Lessee's Warranties

                  (a) Lessee represents and warrants to Lessor that it is a corporation or partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and that it is qualified to do business in every jurisdiction where the failure to qualify would have a materially adverse effect on Lessor's rights hereunder, it has taken all corporate or partnership action which may be required to authorize the execution, delivery and performance of this Lease, and such execution, delivery and performance will not conflict with or violate any provision of its Charter or Articles or Certificate of Incorporation, By-laws or any provisions thereof, or in the case of a partnership, its Certificate of Partnership or Limited Partnership and its Partnership Agreement, or result in a default or acceleration of any obligation under any agreement, order, decree or judgment to which it is a party or by which it is bound, nor is it now in default under any of the same; there is no litigation or proceeding pending or threatened against it which may have a materially adverse effect on Lessee or which would prevent or hinder the performance by it of its obligations hereunder; this Lease and the attendant documents constitute valid obligations of the Lessee, binding and enforceable against it in accordance with their respective terms; no action by or with any commission or administrative agency is required in connection herewith; it has the power to own its assets and to transact business in which it is engaged; it will give to Lessor prompt notice of any change in its name, identity or structure.

                  (b) Lessee's written acceptance of an Item and its installation shall constitute a REPRESENTATION AND WARRANTY BY Lessee to Lessor that (i) the Item is personal property in good order and condition; (ii) the Item conforms to Specifications; (iii) unless otherwise specified, the Item has not been used prior to its acceptance by Lessee; and (iv) at all times Lessee shall keep the Equipment in Lessee's


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possession at the address specified in the Addendum unless Lessor shall otherwise consent in writing. Lessee shall not cause, suffer or permit any Item to be attached or affixed to real property or improvements thereon (collectively, "Realty") unless Lessor first shall consent thereto in writing and Lessee shall have obtained from all persons having any interest in the Realty written consents which approve such attachment, waive any claims to or encumbrances upon attached Items and consent to the detachment and removal of such Items at any time by Lessor or Lessee. Notwithstanding attachment of any Items to Realty, all the Equipment at all times shall be and remain personal property. Upon termination of Lessee's right to possession of the Equipment, whether by expiration of the Term or otherwise, Lessee at its sole cost and expense shall detach and remove the Equipment from the Realty and save Lessor harmless from and indemnify and defend Lessor against any claim, demand, loss, liability and damage arising from such detachment, removal or both.

4.       Term Of Lease

                  The Term of the Lease ("Term") may consist of an "Interim Term" and a "Basic Term." The Interim Term shall begin on the date that Lessee first gives Lessor written notice of acceptance of an Item or written approval for partial payment, whichever is earlier, and shall continue until the time the Basic Term begins. The Basic Term shall begin on the Closing Date and shall continue for the length of the Basic Term set forth in the Addendum.

5.       Interim Rental

                  During the Interim Term, if any, Lessee shall pay rent monthly ("Interim Rental"), on a calendar month basis, in an amount determined by Lessor by applying the "Interim Rental Rate" set forth in the Addendum to portions of the Total Cost then or theretofore expended by Lessor, for the number of days such sums are outstanding during such calendar month. The "prime rate" referred to in this Lease shall mean the rate per annum publicly announced by Chase Manhattan Bank, New York City, from time to time as its prime rate, whether or not such rate is applied by said bank to any then outstanding loans, changing with each annual change of such prime rate, Lessee shall pay Lessor each installment of Interim Rental on the fifteenth day after the end of such calendar month.

6.       Periodic Rental

                  Lessee shall pay rent ("Periodic Rental") for the Basic Term in an amount calculated by multiplying the Total Cost by the Periodic Rental Rate set forth in the Addendum multiplied by the number of months constituting the length of the Basic Term. Lessee shall pay installments of Periodic Rental to Lessor in accordance with the payment schedule set forth in the Addendum.


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7.        Late Payment

                  If any installment of rent or other sum owing under the Lease shall not be paid when due and shall remain unpaid for ten (10) days, Lessee shall pay Lessor a late charge equal to five percent (5%) of the amount delinquent, but in no event at a rate greater than limited by any applicable law. Such late charge is in addition to and not in lieu of other rights and remedies Lessor may have.

8.       Insurance

                  Lessee shall procure and continuously maintain and pay for (a) all risk insurance against loss or damage to the Equipment for not less than the full replacement value thereof naming Lessor as Loss Payee and (b) combined single limit liability insurance, insuring Lessor and Lessee, all in such amounts and against such risks and hazards as are set forth in the Addendum, with insurance companies and pursuant to contracts or policies satisfactory to Lessor. All contracts and policies shall include provisions for the protection of Lessor notwithstanding any act or neglect of or breach or default by Lessee, shall provide that proceeds of all insurance shall be payable first to Lessor to the extent of its liability or interest as the case may be, shall provide that they may not be modified, terminated or canceled unless Lessor is given at least thirty (30) days' advance written notice thereof, and shall provide that the coverage is "primary coverage" for the protection of Lessee and Lessor notwithstanding any other coverage carried by Lessee or Lessor protecting against similar risks. Lessee shall promptly notify any appropriate insurer and Lessor of each and every occurrence which may become the basis of a claim or cause of action against the insureds and provide Lessor with all data pertinent to such occurrence. Lessee shall furnish Lessor with certificates of such insurance or copies of policies upon request, and shall furnish Lessor with renewal certificates not less than ten (10) days prior to the renewal date.

9.       Taxes

                  Lessee shall pay all taxes, fees, assessments and other governmental charges of whatsoever kind or character and by whomsoever payable on or relating to any Item of Equipment or the sale, purchase, ownership, use, value, value added, possession, shipment, transportation, delivery or operation thereof or the exercise of any option, election or performance of any obligation by Lessee hereunder, which may accrue or be levied, assessed or imposed during the Term and any Renewal Term or which remain unpaid as of the date of surrender of such Item to Lessor, and all taxes of any kind imposed by any federal, state, local or foreign taxing authority against Lessor on or measured by any amount payable by Lessee hereunder, including, without limitation, all license and registration fees and all sales, use, value, ad valorem, personal property, excise, gross receipts, stamp or other taxes, imposts, duties and charges together with any penalties,


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fines, or interest thereon, except taxes of Lessor on net income imposed by the
United States or any state. Lessee shall reimburse Lessor for any payments made by Lessor which are the obligation of Lessee under the Lease, but Lessee shall not be obligated to pay any amount under this Section so long as it shall in good faith and by appropriate proceeding contest the validity or the amount thereof, unless such contest would adversely affect Lessor's interest in any Item of Equipment or would subject any Item to forfeiture or sale. Lessee shall indemnify Lessor on an after-tax basis against any loss, claim, demand and expense, including legal expense, resulting from such nonpayment or contest and further agrees to indemnify Lessor against any and all taxes, assessments and other charges imposed upon Lessor under the laws of any federal, state, local or foreign government or taxing authority, as a result of any payment made by Lessee pursuant to this Section. Whenever this Lease terminates as to any Item, Lessee will on request advance to Lessor the amount estimated by Lessor to equal personal property taxes on the Item which are not yet payable but for which Lessee will afterward become liable hereunder; Lessor will account to Lessee for such advances. On request of either Lessor or Lessee, the other will submit written evidence of all payments required of it under this Section.

10.      Maintenance, Etc.

                  (a) Lessee at its expense at all times shall: (i) keep the Equipment in good and efficient working order, condition and repair, ordinary wear and tear excepted, and make all inspections and repairs, including replacement of worn parts, to effect the foregoing and to comply with requirements of laws, regulations, rules and provisions and conditions of insurance policies; and (ii) pay all costs, expenses, fees and charges incurred in connection with the use or operation of the Equipment and of each Item, including but not limited to repairs, maintenance, storage and servicing. Lessee shall not make any alterations, substitutions, improvements or additions to the Equipment or Items, except those required in order to comply with laws, regulations, rules and insurance policies, unless Lessor first shall have consented thereto in writing. Notwithstanding any consent by Lessor, Lessee shall pay all costs and expenses of the foregoing. All replacements, repairs, improvements, alterations, substitutions and additions shall constitute accessions to the Equipment and shall be subject to Lessor's security interest.

                  (b) Lessor hereby transfers and assigns to Lessee, for so long during the Term and any Renewal Term as Lessee is not in default, Lessor's right, title and interest in, under and to any assignable factory and dealer warranty, whether express or implied, with respect to the Equipment. All claims and actions upon any warranty shall be made and prosecuted by Lessee at its sole cost and expense. Lessor shall have no obligation to make or prosecute any claim upon or under a warranty. So long as Lessee shall not be in default, Lessor shall cooperate with Lessee with respect to a claim on a non-assignable warranty, at Lessee's expense. Lessee shall have proceeds of a warranty claim or recovery paid to Lessor. Lessor shall make such proceeds available for any repair, restoration or


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replacement to correct such warranted condition. Excess proceeds shall be used to reduce Lessee's Lease obligations.

11.      Use

                  So long as Lessee shall not be in default, Lessee shall be entitled to the possession, use and quiet enjoyment of the Equipment during the Term and any Renewal Term in accordance with the terms of the Lease. Lessee warrants that the Equipment will at all times be used and operated solely in the conduct of Lessee's business for the purpose for which it was designed and intended and under and in compliance with applicable laws and all lawful acts, rules, regulations and orders of any governmental bodies or officers having power to regulate or supervise the use of such property, except that Lessee may in good faith and by appropriate proceedings contest the application of any such rule, regulation or order in any reasonable manner that will not adversely affect the interest of Lessor in any Equipment or subject the same to forfeiture or sale. Lessee will not permit its rights or interest hereunder to be subject to any lien, charge or encumbrance and will keep the Equipment free and clear of any and all liens, charges, encumbrances and adverse claims (except those arising from acts of Lessor).

12.      Net Lease; Loss And Damage

                  (a) This is a net lease. Lessee assumes all risk of and shall indemnify Lessor against all damage to and loss of the Equipment from any cause whatsoever, whether or not such loss or damage is or could have been covered by insurance. Except as otherwise specifically provided herein, the Lease shall not terminate and there shall be no abatement, reduction, suspension or deferment of Interim or Periodic Rental for any reason, including damage to or loss of the Equipment or any one or more Items. Lessee promptly shall give Lessor written notice of any material loss or damage, describing completely and in detail the cause and the extent of loss and damage. At its option, Lessee shall: (i) repair or restore the damaged or lost Items to good condition and working order; or
(ii) replace the damaged or lost Items with similar equipment in good condition and working order; or (iii) pay Lessor in cash the Stipulated Loss Value of the damaged or lost Items. Upon Lessee's complying with the foregoing, Lessor shall pay or cause to be paid over to Lessee the net proceeds of insurance, if any, with respect to such damage or loss. "Damage" and "loss" shall include damages and losses of any kind whatsoever including, without limitation, physical damage and partial or complete destruction, including intentionally caused damage and destruction, and theft.

                  (b) If Lessee pays Lessor the Stipulated Loss Value for an Item, then the Lease shall terminate with respect to that Item, that Item shall no longer be deemed part of the Equipment and Lessee shall be entitled to retain the Item. However, it is understood that Lessor makes no representation or warranty with respect to the Item, and further that


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Lessor shall have no obligation to pay any tax with respect thereto. In the event that Lessee pays Lessor the Stipulated Loss Value for an Item, no further Interim Rental shall be payable with respect to the Item, and Periodic Rental for the remainder of the Term shall be reduced by multiplying the Cost of that Item by the Periodic Rental Rate by the number of months then remaining in the Basic Term.

13.      Stipulated Loss Value

                  The "Stipulated Loss Value" of an Item shall be a sum computed by Lessor, which is equal to that portion of the Cost of that Item which remains outstanding presuming that Periodic Rental payments received are first applied to earned but unpaid interest at the rental rate as specified in the Addendum. The Stipulated Loss Value for the Equipment shall not exceed the amount set forth in the Closing Schedule for the Lease Year during which the loss occurs, which amount shall be prorated monthly effective to the month in which payment of the Stipulated Loss Value is received by Lessor. A "Lease Year" is a twelve-month period beginning on the Closing Date or on any anniversary thereof.

14.      Security Interest And Marking

                  (a) This Lease is one intended as security and for tax purposes, both parties will treat this transaction as a secured loan by Lessor to Lessee.

                  (b) If so requested by Lessor, Lessee will affix tags, supplied by Lessor, reflecting Lessor's security interest in the Equipment.

15.      Lessee's Indemnities

                  Lessee will defend, indemnify and hold harmless Lessor from and against any claim, cause of action, damage, liability, cost or expense (including but not limited to legal fees and costs) which may be asserted against or incurred in any manner by or for the account of Lessor or Lessee: (i) relating to the Equipment or any part thereof, including, without limitation, the manufacture, construction, purchase, delivery, acceptance or rejection, installation, ownership, sale, leasing, removal or return of the Equipment, or as a result of the use, maintenance, repair, replacement, operation or the condition thereof (whether defects are latent or discoverable); (ii) by reason or as a result of any act or omission of Lessee for itself or as agent or attorney-in-fact for Lessor hereunder; (iii) as a result of claims for patent, trademark or copyright infringement; or (iv) as a result of product liability claims or claims for strict liability.


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16.      Lessor May Perform

                  if lessee at any time shall fail to pay to any person any sum which Lessee is required by the Lease to pay or shall fail to do or perform any other thing Lessee is required by the Lease to do or perform, Lessor at its option may pay such sum or do or perform such thing, and Lessee shall reimburse Lessor on demand for the amount of such payment and for the cost and expense which may be incurred by Lessor for such acts or performance, together with interest thereon at the Default Rate from the date of demand until paid.

17.      Events Of Default And Remedies

                  (a) EVENTS OF DEFAULT. Each of the following shall constitute an event of default: (i) failure to perform and comply with the provisions and conditions of Section 8 hereof; or (ii) failure to pay on the date when due, any sum, including installments of rental, owed by Lessee or any affiliate of Lessee at any time to Lessor, (iii) failure to perform and comply with any other provision or condition of the Lease within thirty (30) days after Lessor shall have given Lessee written notice of default with respect thereto; or (iv) any event of default occurs with respect to any obligations of Lessee to Lessor (or to any affiliate of Lessor, including, without limitation, MetLife Capital, Limited Partnership and Metropolitan Life Insurance Company and their respective affiliates and/or subsidiaries) on or with respect to any transactions, debts, undertakings or agreements other than the Lease; or (v) if any representation or warranty made by Lessee herein or in any statement or certificate furnished by Lessee in connection wit this Lease proves untrue in any material respect as of the date of making thereof, and shall not be made good within thirty (30) days after written notice thereof to Lessee, or Lessee becomes insolvent or is generally not paying its debts as they become due or makes an assignment for benefit of creditors; or (vi) proceedings are commenced by Lessee under the Federal Bankruptcy Code or any similar Federal or State laws for the relief of debtors are commenced against Lessee and are not dismissed within sixty (60) days after such commencement, or a trustee or receiver is appointed for Lessee or a major part of its property and is not discharged within thirty (30) days after such appointment; or (vii) any item of Equipment is seized or levied on under legal or governmental process against Lessee or against such item of Equipment or for any reason Lessor deems itself insecure; (viii) the merger, consolidation, reorganization, conversion to a Subchapter "S" status or dissolution of a corporate or partnership Lessee which has a materially adverse effect upon Lessor's position under the Lease.

                  (b) REMEDIES. The occurrence of an Event of Default shall terminate any obligation of Lessor to lease Equipment or Items thereof to Lessee. When an Event of Default has occurred and is continuing, Lessor at its option may: (i) proceed by appropriate court action or actions, either at law or in equity, to enforce performance by the


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Lessee of the applicable covenants of this Lease or to recover damages for the breach thereof, and/or (ii) without notice or demand declare immediately due and payable the entire Stipulated Loss Value of any and all Items of Equipment then under lease plus any and all amounts which under the terms of the Lease may be then due; and thereupon MetLife shall have an immediate right to pursue all remedies provided by law, including, without limitation, the following: (a) Lessee agrees to put Lessor in possession of the Equipment on demand; (b) Lessor is authorized to enter any premises where Equipment is situated and take possession thereof without notice or demand and without legal proceedings; (c) at Lessor's request, Lessee will assemble the Equipment and make it available to Lessor at a place designated by Lessor which is reasonably convenient to both parties; (d) Lessee agrees that ten (10) days from the time notice is sent shall be a reasonable period of notification of a sale or other disposition of the Equipment; (e) Lessee agrees to pay on demand the amount of all expenses reasonably incurred by Lessor in protecting or realizing on the Equipment; (f) if Lessor disposes of the Equipment, Lessee agrees to pay any deficiency remaining after application of the net proceeds to the amounts due hereunder.

                  If upon the occurrence of an Event of Default, Lessor brings suit or otherwise incurs expenses for protection of Lessor's rights, Lessee will pay Lessor its legal fees, in a reasonable amount, together with Lessor's collection expenses and court costs. In addition, from and after an Event of Default, Lessee shall be liable for interest on amounts due Lessor hereunder at a rate per annum computed monthly which shall be five (5) percentage points above the prime rate, but not greater than the maximum rate, if any, limited by applicable law ("Default Rate"); provided, however, that Lessee shall not be assessed a late charge during such period of time that the Default Rate is accruing against Lessee as herein stated. The remedies herein provided in favor of Lessor shall not be deemed to be exclusive but shall be concurrent and cumulative and in addition to all other remedies available at law or equity. The exercise or partial exercise of any remedy shall not restrict Lessor from further exercise of that remedy or any other remedy.

16.      Surrender

                  At any time that Lessee is required to deliver the Equipment to Lessor, Lessee shall immediately cease using the Equipment and at Lessee's expense shall redeliver and surrender the Equipment to Lessor in good order, condition and repair, ordinary wear and tear excepted, securely crated and safely packed, at a place to be designated by Lessor in the State where the Equipment by the terms of the Addendum is required to be kept, and, if Lessor so specifies, loaded FOB a common or contract carrier designated by Lessor.


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
19.      Holdover

                  If Lessee shall not immediately redeliver and surrender any Item of Equipment to Lessor when required by the terms hereof, Lessee shall pay Lessor, at such time or times as Lessor may demand, a sum equal to a one-month installment of Periodic Rental for each calendar month or fraction of a month during which such failure to redeliver and surrender continues.

20.      Inspection; Reports

                  Lessor, its agents and employees shall have the right to enter upon any premises where the Equipment or Items are then located to inspect and examine the same during normal business hours and at any other times if Lessor reasonably believes any Items or Lessor's rights are in jeopardy of damage or loss. So long as Lessee is not in default, Lessor shall give Lessee not less than twenty-four (24) hours notice of such inspection. Lessee shall immediately give Lessor written notice of any damage to or loss of the Equipment or any Items from any cause, including without limitation damage or loss caused by accident, the elements, intentional acts and theft. Such notice shall provide itemization of the affected Items and a detailed account of the event, including names of any injured persons and a description of any damaged property arising from any such event or from any use or operation of the Equipment or any Items, and of any attempt to take, distrain, levy upon, seize or attach the Equipment or any Items. All rights granted to Lessor herein are for the benefit of Lessor and shall not be construed to impose any obligation on Lessor, whether or not Lessor makes any inspections or receives any reports.

21.      Financial And Other Data

                  During the Term and any Renewal Term, Lessee: (a) shall furnish Lessor annual balance sheets and profit and loss statements of Lessee and any guarantor of Lessee's obligations accompanied, at Lessor's request, by the audit report of an independent certified public accountant acceptable to Lessor, and (b) at Lessor's request, shall furnish Lessor all other financial information and reports reasonably requested by Lessor at any time, including quarterly or other interim balance sheets and profit and loss statements of Lessee and any such guarantor. Lessee shall furnish such other information as Lessor may reasonably request at any times concerning Lessee and its affairs.

22.      Warranty Of Information

                  Lessee warrants that all information furnished and to be furnished to Lessor is accurate and that all financial statements it has furnished and hereafter may furnish Lessor, including operating statements and statements of condition, are and will be prepared in accordance with generally accepted accounting principles, consistently applied,


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
and reasonably reflect and will reflect, as of their respective dates, results of the operations and the financial condition of Lessee and of any other entity they purport to cover.

23.      Non-Waiver

                  Neither the acceptance by Lessor of any payment or any other performance, nor any act or failure of Lessor to act or to exercise any rights, remedies or options in any one or more instances shall constitute a waiver of any such right, remedy or option or of any other then existing or thereafter accruing right, remedy or option, or of any breach or default then existing or thereafter occurring. No purported waiver by Lessor of any right, remedy, option, breach or default shall be binding unless in writing and signed by an officer of Lessor. A written waiver by Lessor of any right, remedy, option, breach or default shall not constitute a waiver of any other then existing or thereafter accruing right, remedy or option or of any other then existing or thereafter occurring breach or default.

24.      Notices; Payments

                  (a) A written notice may be given: (i) by delivering the same to a corporate officer of the party to whom it is directed (the "Addressee"), or to a general partner if the Addressee is a partnership, or to the owner if the Addressee is a sole proprietorship; or (ii) by mailing the notice to the Addressee by first class mail, registered or certified, with postage prepaid, addressed to the Addressee at the address following its name in the opening paragraph of this Master Lease or to such other address as Addressee may specify by notice in writing given in accordance with this Section. A notice so mailed shall be deemed given on the third business day following the date of mailing. A "business day" shall be any day that is not a Saturday or Sunday or legal holiday.

                  (b) The Lessee shall make all payments to Lessor at the place where the notice is to be mailed to Lessor pursuant to subparagraph (a). Payments are deemed paid when received by Lessor.

25.      Assignment

                  (a) Lessee shall not assign the Lease or any rights in or to the Equipment or Items. Any attempted assignment shall be of no effect, unless Lessor first shall have consented thereto in writing. Lessor's consent to an assignment in any one or more instances shall not impose any obligation upon Lessor to consent to any other or further assignment. Lessor's consent to an assignment shall not release Lessee from any obligations with respect to the Lease unless expressly so stated in the written consent.

                  (b) All rights of Lessor hereunder may be assigned, pledged, mortgaged, transferred or otherwise disposed of, either in whole or in part, without notice to Lessee but subject always to the rights of Lessee under this Lease. If Lessee is given notice of any such assignment, Lessee shall acknowledge receipt thereof in writing. In the event that Lessor assigns this Lease or the rent due or to become due hereunder or any other interest herein, whether as security for any of its indebtedness or otherwise, no breach or default by Lessor hereunder or pursuant to any other agreement between Lessor and Lessee, should there be one, shall excuse performance by Lessee of any provision hereof, it being understood that in the event of such default or breach by Lessor that Lessee shall pursue any rights on account thereof solely against Lessor. No such assignee shall be obligated to perform any duty, covenant or condition requested to be performed by Lessor under the terms of this Lease.

26.      Survival

                  The representations, warranties, indemnities and agreements of Lessee, and Lessee's obligations under any and all provisions of the Lease, shall survive the expiration or other termination of the Lease, shall be binding upon its successors and assigns and are expressly made for the benefit of and shall be enforceable by Lessor and its successors and assigns.

27.      Miscellaneous

                  (a) The term "Lessor" shall mean the Lessor named herein and its successors and assigns.

                  (b) Whenever the context so requires, any pronoun gender includes all other genders, and the singular includes the plural. If more than one person constitute Lessee, whether as a partnership or otherwise, all such persons are and shall be jointly and severally liable for all agreements, undertakings and obligations of Lessee.

                  (c) All captions and section, paragraph and other divisions and subdivisions are for convenience of reference only and shall not affect the construction, interpretation or meaning of the agreement or Lease or of any of the provisions thereof.

                  (d) This Lease shall be governed by and construed according to the law of the State of Washington.

                  (e) This Lease shall be binding upon and, except as limited in
Section 25 hereof, shall inure to the benefit of Lessor and Lessee and their respective successors and assigns.

                  (f) This Lease cannot be canceled or terminated except as expressly provided herein.

                  (g) Wherever Lessor's consent is required hereunder, such consent will not be unreasonably withheld.

                  (h) Lessee's obligation to pay or reimburse Lessor for expenses as provided hereunder shall be limited to reasonable expenses.

28.      Lessor's Disclaimer

                  Lessee acknowledges and agrees that it has selected both the Equipment of the type and quantity which is the subject of this Lease and the supplier from whom the Equipment was purchased. LESSOR MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE DESIGN, COMPLIANCE WITH SPECIFICATIONS, CONDITION, QUALITY, WORKMANSHIP, OR THE SUITABILITY, ADEQUACY, OPERATION, USE OR PERFORMANCE OF THE EQUIPMENT OR AS TO ITS MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. ANY DELAY IN DELIVERY SHALL NOT AFFECT THE VALIDITY OF THIS LEASE. The Lessee understands and agrees that neither the supplier nor any salesman or any agent of the supplier is an agent of Lessor. No salesman or agent of supplier is authorized to waive or alter any term or condition of this Lease, and no representation as to the Equipment or any other matter by the supplier shall in any way affect Lessee's duty to pay the rent and perform its obligations as set forth in this Lease. Lessor shall not be liable to Lessee for any incidental, consequential, or indirect damages or for any act, neglect, omission, breach or default by any third party.

29.      No Affiliation With Suppliers

                  lessee warrants that neither it nor any of its officers, directors (if a corporation) or partners (if a partnership) has, directly or indirectly, a substantial financial interest in the manufacturer or supplier of any Equipment except as previously disclosed in writing to Lessor.

30.      Entire Agreement

                  This Master Lease and any Lease Purchase Addenda hereto shall constitute the entire agreement between the parties and shall not be altered or amended except by an agreement in writing signed by the parties hereto or their successors or assigns.

IN WITNESS WHEREOF, Lessor and Lessee have signed this agreement as of the day and year first hereinabove written.


LESSOR:                                   LESSEE:  See attached Signature Page

METLIFE CAPITAL CORPORATION

By /s/ WILLIAM J. STODDARD                By
   ----------------------------              -----------------------------------


Its Sr. Vice President                    Its
    ---------------------------              -----------------------------------

This Signature Page is attached to and made a part of that certain Master Lease Purchase Agreement dated 11/21/1995 by and between MetLife Capital Corporation ("Lessor") and AMSCAN INC. ("Co-Lessee"), DECO PAPER PRODUCTS, INC. ("Co-Lessee"), KOOKABURRA USA, LTD. ("Co-Lessee"), and TRISAR, INC. ("Co-Lessee").

CO-LESSEE

AMSCAN INC.

By /s/ SHERYL B. MELLIN                         Address:
  ----------------------------------            South and Macy Road
Its TREASURER                                   Harrison, New York  10528
   ---------------------------------

CO-LESSEE

DECO PAPER PRODUCTS, INC.

By /s/ SHERYL B. MELLIN                         Address:
  ----------------------------------            4004 Collins Lane
Its TREASURER                                   Louisville, Kentucky  40245
   ---------------------------------

CO-LESSEE

KOOKABURRA USA, LTD.

By /s/ SHERYL B. MELLIN                         Address:
   ----------------------------------           One Commerce Drive South
Its TREASURER                                   Harriman, NY  10926
    ---------------------------------

CO-LESSEE

TRISAR, INC.

By /s/ SHERYL B. MELLIN                         Address:
   ----------------------------------           121 Old Springs Road
Its TREASURER                                   Anaheim, CA  92808
    ---------------------------------

                         LEASE PURCHASE ADDENDUM NO. ONE

                  THIS ADDENDUM is entered into the 21st day of November, 1995 between METLIFE CAPITAL CORPORATION ("Lessor") whose mailing address is C-97550, Bellevue, Washington 98009 and AMSCAN INC. ("Co-Lessee"), DECO PAPER PRODUCTS, INC. ("Co-Lessee"), KOOKABURRA USA, LTD. ("Co-Lessee"), and TRISAR, INC. ("Co-Lessee") whose addresses are South & Macy Road, Harrison, NY 10528, 4004 Collins Lane, Louisville, KY 40245, One Commerce Drive South, Harriman, NY 10926 and 121 Old Springs Road, Anaheim, CA 92808, respectively.

                  Lessee has requested to lease from Lessor the following items of personal property (individually, an "Item" and, collectively, the "Equipment") for the prices and for delivery as follows:

-------------------------------------------------------------------------------------
Name and Address
of Supplier                 Quantity                            Complete
Description of Equipment    Price
-------------------------------------------------------------------------------------
                                                                 (New unless
otherwise specified)
                                                                 See Attached
Schedule, [  ] check
                                                                 if applicable

TO BE DETERMINED                                                 VARIOUS FLEXO
PRESSES, CUP, FOLDING,      $6,000,000.00
                                                                 PACKAGING AND
WAREHOUSE EQUIPMENT

                                               TOTAL PRICE       $6,000,000.00
                                           FED. EXCISE TAX       $
                                            TRANSPORTATION       $
                                                     OTHER       $
-------------------------------------------------------------------------------------
Date Delivery               Delivery Instructions to be
Expected:                   as specified by Lessee         TOTAL COST:  $6,000,000.00
On or before 12/31/95       to Supplier
-------------------------------------------------------------------------------------
                                                             Street         City
                                                             County         State
SHIP TO
LESSEE AT:  AS PER LESSEE'S INSTRUCTIONS
-------------------------------------------------------------------------------------

Lessee and Lessor AGREE that subject to the conditions and agreements herein and in the Master Lease referred to below (i) Lessor shall lease the Equipment to Lessee, and (ii)

Lessee shall lease the Equipment from Lessor and perform and comply with the provisions of this Agreement.

Certain Definitions and Stipulations:
      Purchase Cut-Off Date:   12/31/95
      Particular Lease Terms:
           Length of Basic Term:  One Hundred Twenty (120) months
           Interim Rental Rate:   (.25%) percentage point(s) above Chase
                                  Manhattan Bank's Prime Rate
           Periodic Rental Rate (for each installment) **1.1457% percent (%) of
                                                         Lessor's Cost of the
                                                         Equipment
           Payment Schedule:  Monthly in arrears

**The rental factor expressed above as a percentage of Equipment Cost will be adjusted at lease closing in accordance with the following formula:

The rental factor will be converted to a simple interest equivalent rate that is then increased or decreased 1% for each 1% (or pro rata for any fraction of 1%) change in the average yield of seven-year U.S. Treasury Notes (as published in the Federal Reserve Statistical Release H.15[519]) from the complete one week period immediately preceding the date of lease closing. At the time of the proposal dated August 21, 1995, the average yield for the prior week is 6.42%.

Purchase, Sale and Renewal Options:

                  (a) On the last date of the Lease Term, Lessee may purchase for cash all but not less than all of the Equipment then under lease for a price equal to 48.147% of Equipment Cost.

                  (b) If Lessee elects not to purchase the Equipment pursuant to (a) above, then Lessee shall sell the equipment in a commercially reasonable manner, or, at Lessor's option, assuming Lessee has exercised its option to sell, the Equipment will be sold by Lessor as agent for Lessee. In no event will Lessee sell the Equipment for less than 23.000% of Equipment Cost without Lessor's prior written consent. All net proceeds of sale shall be paid to Lessor; provided, however, that if the net proceeds of sale exceed 48.147% of Equipment Cost, such excess shall be paid to Lessee; provided further however, that if the net proceeds of sale are less than 48.147% of Equipment Cost, Lessee shall pay to Lessor the difference to a maximum of 30.189% Equipment Cost.

                  (c) If neither purchase or sale options are exercised in accordance with Sections (a) or (b) above, then on the last date of the term the Lease will be renewed for a period of Thirty six (36) months at a rental payment equal to 1.14567% of Equipment Cost payable monthly in arrears.

                  (d) Assuming the Lease is renewed pursuant to (c), on the last date of renewal term, Lessee shall have the option to purchase all but not less than all of the Equipment then under Lease for a price equal to 15.000% of Equipment Cost.

                  (e) If Lessee does not exercise the purchase option referred to in Section (d) above, then the Equipment will be sold by Lessee, or at Lessor's option by Lessor as agent for Lessee, in a commercially reasonable manner, but in no event will Lessee sell the Equipment for less than 12.000% of Equipment Cost without Lessor's prior written consent. The net proceeds of sale shall be paid to Lessor; provided, however, that if the net proceeds exceed 15.000% of Equipment Cost, then the excess shall be paid to Lessee; provided further, however, that if the net proceeds are less than 15.000% of Equipment Cost, then Lessee shall pay the difference to Lessor to a maximum of 8.777% of Equipment Cost.

                           Premises where Equipment will be kept: various locations in NY, KY and CA

Insurance Required:

                  Liability. Not less than $1,000,000.00 Combined Single Limit Liability insurance, including bodily injury and death and property damage, naming Lessor as additional insured.

                  Physical Damage. Not less than $6,000,000.00 All risk physical damage insurance, including loss by burglary, theft, and malicious mischief, for full replacement value of the equipment, naming Lessor as loss payee. Other. N/A

Yield Maintenance Premium: If at any time after the fifth (5th) year or at the end of the Basic Term or prior to the end of any Renewal Term Lessee elects to exercise its purchase or sale rights under the "Purchase Option" or "Sale of Equipment" sections, or if Lessee otherwise elects to retire the outstanding lease balance, then Lessee may be required to compensate Lessor for any yield deficiency resulting from market interest rate fluctuations.

The Yield Maintenance Amount (YMA) is determined by (i) calculating the decrease (expressed in basis points) in the current weekly average yield of five (5) Year U.S. Treasury Notes ("Treasury Note Rate") (as published in Federal Reserve Statistical Release H.15[519]) from 12/26/95 to the termination date, (ii) dividing the difference by 100, (iii) multiplying the result by the applicable premium factor shown below, and (iv) multiplying the product by the Purchase Option Amount (if the Lease is terminating at the end of the Basic Term or the First Renewal Term) or the outstanding lease balance (if the Lease is terminating at any other time). In the event that the Treasury Note Rate either remains the same or increases from 12/26/95 to the termination date, no YMA shall be payable.

                               YMA Premium Factors

           During Fifth Year of Basic Term                          .024
           During Sixth Year of Basic Term                          .019
           End of Basic Term/During First Year of Renewal Term      .014
           During Second Year of Renewal Term                       .010
           During Third Year of Renewal Term                        .005

On the date of termination, Lessee shall pay Lessor the total of (i) Periodic Rental due on that date and all other amounts due hereunder, (ii) the Purchase Option Amount (if the Lease is terminating at the end of the Basic Term or the First Renewal Term) or the outstanding lease balance (if the Lease is terminating at any other time), (iii) the YMA, if applicable.

Master Lease: Lessor and Lessee are entering into or have entered into a Master Lease Purchase Agreement ("Master Lease") dated 11/21/95. All of the terms, conditions, agreements and provisions of the Master Lease are incorporated herein by this reference and constitute a part of this Addendum. If there shall be any conflict between any provision of the Master Lease and a provision of this Addendum, the provision of the Addendum shall govern.

Lessor's Disclaimer: Lessee acknowledges and agrees that it has selected both the Equipment of the type and quantity which is the subject of this Addendum and the supplier from whom Lessor purchased the Equipment. LESSOR MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE DESIGN, COMPLIANCE WITH SPECIFICATIONS, CONDITION, QUALITY, WORKMANSHIP, OR THE SUITABILITY, ADEQUACY, OPERATION, USE OR PERFORMANCE OF THE EQUIPMENT OR AS TO ITS MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. ANY DELAY IN DELIVERY SHALL NOT AFFECT THE VALIDITY OF THE MASTER LEASE OR THIS ADDENDUM. The Lessee understands and agrees that neither the supplier nor any salesman nor any agent of the supplier is authorized to waive or alter any term or condition of the Master Lease or this Addendum, and no representation as to the Equipment or any other matter by the supplier shall in any way affect Lessee's duty to pay the rent and perform its obligations as set forth in the Master Lease or this Addendum. Lessor shall not be liable to Lessee for incidental, consequential, or indirect damages or for any act, neglect omission, breach or default by Lessor or any third party.

LESSOR:    CO-LESSEE:

METLIFE CAPITAL CORPORATION              AMSCAN INC.

By /s/ WILLIAM J. STODDARD               By /s/ SHERYL B. MELLIN
   --------------------------               ------------------------------------
Its SENIOR VICE PRESIDENT                Its TREASURER
   --------------------------               ------------------------------------

           CO-LESSEE:

           DECO PAPER PRODUCTS, INC.

                                         By /s/ SHERYL B. MELLIN
-------------------------------------       ------------------------------------
                                         Its TREASURER
-------------------------------------       ------------------------------------

           CO-LESSEE:

           KOOKABURRA USA, LTD.

                                         By /s/ SHERYL B. MELLIN
-------------------------------------       ------------------------------------
                                         Its TREASURER
-------------------------------------       ------------------------------------

           CO-LESSEE:

           TRISAR, INC.

                                         By /s/ SHERYL B. MELLIN
-------------------------------------       ------------------------------------
                                         Its TREASURER
-------------------------------------       ------------------------------------

                                ADDENDUM NO. ONE

Addendum No. One to that certain Master Lease Purchase Agreement ("Agreement") dated November 21, 1995 by and between METLIFE CAPITAL CORPORATION ("Lessor") and AMSCAN INC. ("Co-Lessee"), DECO PAPER PRODUCTS, INC. ("Co-Lessee"), KOOKABURRA USA, LTD. ("Co-Lessee"), and TRISAR, INC. ("Co-Lessee").

WHEREAS, the parties desire to enter into the Agreement provided that this Addendum No. One is executed contemporaneously therewith;

NOW, THEREFORE, it is agreed as follows:

Section 17.(a) Events of Default shall be amended to include the following additional paragraph:

(ix)  failure to comply with the following Financial Covenant:

           AMSCAN shall maintain Tangible Net Worth of not less than:

                        $24,000,000 on 12/31/95
                        $28,000,000 on 12/31/96
                        $33,500,000 on 12/31/97
                        $39,000,000 on 12/31/98
                        $44,500,000 on 12/31/99

              Tangible Net Worth shall be defined as the sum of Total Shareholders' Equity as stated in AMSCAN's annual audited financial statements plus the Total Subordinated Debt as stated in AMSCAN's audited financial statements and no value shall be given to intangible assets.

IN WITNESS WHEREOF, parties have executed this Addendum No. One this 21st day of November, 1995.

LESSOR:    CO-LESSEE:

METLIFE CAPITAL CORPORATION                 AMSCAN INC.

By /s/ WILLIAM J. STODDARD                  By /s/ SHERYL B. MELLIN
   ------------------------------------        ---------------------------------

Its SENIOR VICE PRESIDENT                   Its TREASURER
    -----------------------------------         --------------------------------

           CO-LESSEE:

           DECO PAPER PRODUCTS, INC.

                                            By /s/ SHERYL B. MELLIN
   ------------------------------------        ---------------------------------
                                            Its TREASURER
   ------------------------------------        ---------------------------------

           CO-LESSEE:

           KOOKABURRA USA, LTD.

                                            By /s/ SHERYL B. MELLIN
   ------------------------------------        ---------------------------------
                                            Its TREASURER
   ------------------------------------        ---------------------------------


           CO-LESSEE:

           TRISAR, INC.

                                            By /s/ SHERYL B. MELLIN
   ------------------------------------        ---------------------------------
                                            Its TREASURER
   ------------------------------------        ---------------------------------

                               AMENDMENT NO. ONE

                  AMENDMENT NO. ONE to that certain Lease Purchase Addendum No. One dated November 21, 1995 by and between METLIFE CAPITAL CORPORATION ("Lessor") and AMSCAN INC. ("Co-Lessee"), DECO PAPER PRODUCTS, INC. ("Co-Lessee"), KOOKABURRA USA, LTD. ("Co-Lessee"), and TRISAR, INC. ("Co-Lessee").

WHEREAS, the parties entered into the Addendum as aforesaid; and

WHEREAS, the parties now desire to amend the Addendum in certain respects;

NOW, THEREFORE, it is agreed as follows:

           The Total Cost of the Equipment is hereby increased to $6,335,964.18.

           The Length of Basic Term is hereby corrected to Eighty-four (84) months.

IN WITNESS WHEREOF, the parties have executed this Amendment No. One this 12th day of February, 1996.

LESSOR:    CO-LESSEE:

METLIFE CAPITAL CORPORATION              AMSCAN INC.

By /s/ WILLIAM J. STODDARD                  By /s/ SHERYL B. MELLIN
   ------------------------------------        ---------------------------------

Its SENIOR VICE PRESIDENT                                          Its TREASURER
   ------------------------------------                               ----------

           CO-LESSEE:

           DECO PAPER PRODUCTS, INC.

                                                         By /s/ SHERYL B. MELLIN
                                                            --------------------
                                                                   Its TREASURER
                                                                      ----------

           CO-LESSEE:

           KOOKABURRA USA, LTD.

                                            By /s/ SHERYL B. MELLIN
   ------------------------------------        ---------------------------------
                                            Its TREASURER
   ------------------------------------        ---------------------------------

           CO-LESSEE:

           TRISAR, INC.

                                            By /s/ SHERYL B. MELLIN
   ------------------------------------        ---------------------------------
                                            Its TREASURER
   ------------------------------------        ---------------------------------

                        LEASE PURCHASE ADDENDUM NO. TWO

                  THIS ADDENDUM is entered into the 20th day of June, 1996 between METLIFE CAPITAL CORPORATION ("Lessor"), whose mailing address is C-97550, Bellevue, Washington 98009 and AMSCAN INC. ("Co-Lessee"), and TRISAR, INC. ("Co-Lessee"), whose addresses are 80 Grasslands Road, Elmsford, NY 10523 and 121 Old Springs Road, Anatheim, CA 92808, respectively.

                  Lessee has requested to lease from Lessor the following items of personal property (individually, an "Item" and, collectively, the "Equipment") for the prices and for delivery as follows:

-------------------------------------------------------------------------------------
Name and Address
of Supplier                Quantity                            Complete
Description of Equipment   Price
-------------------------------------------------------------------------------------
                                                               (New unless
otherwise specified)
                                                               See Attached
Schedule, [  ] check
                                                               if applicable

VARIOUS TO BE                                                  Printing and
Warehouse Equipment        $10,086,957.79
DETERMINED

                                              TOTAL PRICE      $10,086,957.79
                                          FED. EXCISE TAX      $
                                           TRANSPORTATION      $
                                                    OTHER      $

-------------------------------------------------------------------------------------
Date Delivery              Delivery Instructions to be
Expected:                  as specified by Lessee       TOTAL COST:  $10,086,957.79
On or before 12/30/96      to Supplier
-------------------------------------------------------------------------------------
                                                          Street        City
                                                          County        State
SHIP TO
LESSEE AT:  As per Lessee's instructions
-------------------------------------------------------------------------------------

Lessee and Lessor AGREE that subject to the conditions and agreements herein and in the Master Lease referred to below (i) Lessor shall lease the Equipment to Lessee, and (ii) Lessee shall lease the Equipment from Lessor and perform and comply with the provisions of this Agreement.

Certain Definitions and Stipulations:

   Purchase Cut-Off Date:    12/30/96
   Particular Lease Terms:
      Length of Basic term:  Eighty-four (84) months
      Interim Rental Rate:   (2.50%) percentage point(s) above Chase
                             Manhattan Bank's Prime Rate
      Periodic Rental Rate (for each installment) **0.98835% percent (%) of
                                                  Lessor's Cost of the Equipment
      Payment Schedule:  Monthly in arrears

**The rental factor expressed above as a percentage of Equipment Cost will be adjusted at lease closing in accordance with the following formula:

The rental factor will be converted to a simple interest equivalent rate that is then increased or decreased 1% for each 1% (or pro rata for any fraction of 1%) change in the average yield of seven-year U.S. Treasury Constant Maturities (as published in the Federal Reserve Statistical Release H.15[519]) from the complete one-week period immediately preceding the date of lease closing. At the time of the proposal dated February 23, 1996, the average yield for the prior week was 5.46%.

In addition, adjustment of the rental factors as provided above may require corresponding adjustments to the Purchase Option and Maximum Guaranty percentages to preserve Lessor's anticipated transaction economics. Lessee will be provided with adjusted percentages at the time this option to fix the rate is exercised.

Purchase, Sale and Renewal Options:

                  (a) On the last date of the Lease Term, Lessee may purchase for cash all but not less than all of the Equipment then under lease for a price equal to 59.713% of Equipment Cost.

                  (b) If Lessee elects not to purchase the Equipment pursuant to (a) above, then Lessee shall sell all but not less than all of the equipment in a commercially reasonable manner, or, at Lessor's option, assuming Lessee has exercised its option to sell, the Equipment will be sold by Lessor as agent for Lessee. In no event will Lessee sell the Equipment for less than 25.000% of Equipment Cost without Lessor's prior written consent. All net proceeds of sale shall be paid to Lessor; provided however, that if the net proceeds of sale exceed 59.713% of Equipment Cost, such excess shall be paid to Lessee; provided further however, that if the net proceeds of sale are less than 59.713% of Equipment Cost, Lessee shall pay to Lessor the difference to a maximum of 42.714% Equipment Cost.

                  (c) If neither purchase or sale options are exercised in accordance with Sections (a) or (b) above, then on the last date of the term the Lease will be renewed for a period of Thirty six (36) months at a rental payment equal to 0.98835% of Equipment Cost payable monthly in arrears.

                  (d) Assuming the Lease is renewed pursuant to (c), on the last date of renewal term, Lessee shall have the option to purchase all but not less than all of the Equipment then under Lease for a price equal to 34.899% of Equipment Cost.

                  (e) If Lessee does not exercise the purchase option referred to in Section (d) above, then all but not less than all of the Equipment will be sold by Lessee, or at Lessor's option by Lessor as agent for Lessee, in a commercially reasonable manner, but in no event will Lessee sell the Equipment for less than 15.000% of Equipment Cost without Lessor's prior written consent. The net proceeds of sale shall be paid to Lessor; provided however, that if the net proceeds exceed 34.899% of Equipment Cost, then the excess shall be paid to Lessee; provided further however, that if the net proceeds are less than 34.899% of Equipment Cost, then Lessee shall pay the difference to lessor to a maximum of 27.361% of Equipment Cost.

                           Premises where Equipment will be kept: Various Locations to be determined by Lessee

Insurance Required:

                  Liability. Not less than $1,000,000.00 Combined Single Limit Liability insurance, including bodily injury and death and property damage, naming Lessor as additional insured.

                  Physical Damage. Not less than $10,086,957.79 All risk physical damage insurance, including loss by burglary, theft, and malicious mischief, for full replacement value of the equipment, naming Lessor as loss payee. Other. N/A.

Yield Maintenance Premium: If at any time after the sixth year or at the end of the Basic Term or prior to the end of any Renewal Term Lessee elects to exercise its purchase or sale rights under the "Purchase Option" or "Sale of Equipment" sections, or if Lessee otherwise elects to retire the outstanding lease balance, then Lessee may be required to compensate Lessor for any yield deficiency resulting from market interest rate fluctuations.

The Yield Maintenance Amount (YMA) is determined by (i) calculating the decrease (expressed in basis points) in the current weekly average yield of seven (7) Year U.S. Treasury Notes ("Treasury Note Rate") (as published in Federal Reserve Statistical Release H.15[519]) from ___________ to the termination date, (ii) dividing the difference by 100, (iii) multiplying the result by the applicable premium factor shown below, and (iv) multiplying the product by the Purchase Option Amount (if the lease is terminating at the end of the Basic Term or the First Renewal Term) or the outstanding lease balance (if the lease is terminating at any other time). In the event that the Treasury Note Rate either remains the same or increases __________ from to the termination date, no YMA shall be payable.

                               YMA Premium Factors

    During Seventh Year of Basic Term                                    .029
    End of Basic Term/During First Year of First Renewal Term            .024
    During Second Year of First Renewal Term                             .019
    During Third Year of First Renewal Term                              .014
    End of First Renewal Term/During First Year of Second Renewal Term   .010
    During Second Year of Second Renewal Term                            .005

On the date of termination, Lessee shall pay Lessor the total of (i) Periodic Rental due on that date and all other amounts due hereunder, (ii) the Purchase Option Amount (if the lease is terminating at the end of the Basic Term or the First Renewal Term) or the outstanding lease balance (if the lease is terminating at any other time) (iii) the YMA, if applicable.

Master Lease: Lessor and Lessee are entering into or have entered into a Master Lease Purchase Agreement ("Master Lease") dated November 21, 1995. All of the terms, conditions, agreements and provisions of the Master Lease are incorporated herein by this reference and constitute a part of this Addendum. If there shall be any conflict between any provision of the Master Lease and a provision of this Addendum, the provision of the Addendum shall govern.

Lessor's Disclaimer: Lessee acknowledges and agrees that it has selected both the Equipment of the type and quantity which is the subject of this Addendum and the supplier from whom Lessor purchased the Equipment. LESSOR MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE DESIGN, COMPLIANCE WITH SPECIFICATIONS, CONDITION, QUALITY, WORKMANSHIP, OR THE SUITABILITY, ADEQUACY, OPERATION, USE OR PERFORMANCE OF THE EQUIPMENT OR AS TO ITS MERCHANTABILITY OR

FITNESS FOR ANY PARTICULAR PURPOSE. ANY DELAY IN DELIVERY SHALL NOT AFFECT THE VALIDITY OF THE MASTER LEASE OR THIS ADDENDUM. The Lessee understands and agrees that neither the supplier nor any salesman nor any agent of the supplier is authorized to waive or alter any term or condition of the Master Lease or this Addendum, and no representation as to the Equipment or any other matter by the supplier shall in any way affect Lessee's duty to pay the rent and perform its obligations as set forth in the Master Lease or this Addendum. Lessor shall not be liable to Lessee for incidental, consequential, or indirect damages or for any act, neglect omission, breach or default by Lessor or any third party.


LESSOR:    CO-LESSEE:

METLIFE CAPITAL CORPORATION             AMSCAN INC.

By /s/ WILLIAM J. STODDARD                By /s/ JOHN P. JORDAN
   ---------------------------------         -----------------------------------

Its /s/ VICE PRESIDENT                    Its /s/ VICE PRESIDENT
   ---------------------------------         -----------------------------------

                                    CO-LESSEE:

                                    TRISAR, INC.

                                    By /s/ JOHN P. JORDAN
                                       -------------------------------

                                    Its /s/ VICE PRESIDENT
                                       -------------------------------

                                AMENDMENT NO. ONE

                  AMENDMENT NO. ONE to that certain Lease Purchase Addendum No. Two dated June 20, 1996, by and between METLIFE CAPITAL CORPORATION "Lessor") and AMSCAN INC. ("Co-Lessee"), and TRISAR, INC. ("Co-Lessee").

WHEREAS, the parties entered into the Lease as aforesaid; and

WHEREAS, the parties now desire to amend the Lease in certain respects;

NOW THEREFORE, it is agreed as follows:

The Interim Rental Rate is hereby corrected to read as follows: 2.50% percentage point(s) above 30 Day Commercial Paper

"Early Termination:
Co-Lessees may terminate this lease any time after the sixth year of the lease, subject to the payment of the unamortized balance of the lease based on a 12 year amortization schedule and the payment of a yield maintenance fee based on a 12 year lease term."

IN WITNESS WHEREOF, the parties have executed this Amendment No. One this 8th day of July, 1996.


LESSOR:    CO-LESSEE:

METLIFE CAPITAL CORPORATION    AMSCAN INC.

By /s/ WILLIAM J. STODDARD                By /s/ JOHN P. JORDAN
   ---------------------------------         -----------------------------------

Its /s/ SENIOR VICE PRESIDENT             Its /s/ VICE PRESIDENT
   ---------------------------------         -----------------------------------

                                     CO-LESSEE:

                                     TRISAR, INC.

                                     By /s/ JOHN P. JORDAN
                                        ----------------------------

                                     Its /s/ VICE PRESIDENT
                                        ----------------------------